UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

GREIF, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Greif, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 2, 2011 (the “Prior 8-K”), disclosing the voting results from its annual meeting of stockholders held on February 28, 2011. The purpose of this Current Report on Form 8-K/A is to amend the Prior 8-K to report that on June 8, 2011, based upon and consistent with the voting results with respect to the stockholder vote on the frequency of stockholder votes on executive compensation, the Company’s Board of Directors determined that it currently intends to include an advisory vote on the Company’s executive compensation to its named executive officers every three years until the next required vote on frequency of stockholder votes on executive compensation. The Company is required to hold votes on frequency of stockholder votes on executive compensation every six years.

The remainder of the information contained in the Prior 8-K is not hereby amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: June 10, 2011	By	/s/ Robert M. McNutt

Robert M. McNutt, Senior Vice President and Chief Financial Officer